Equity Financing Transactions of the Daughter Companies	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Equity Financing Transactions of the Daughter Companies
4. Equity Financing Transactions of the Daughter Entities
On May 11, 2020, Teekay Parent and Teekay LNG agreed to eliminate all of Teekay LNG’s incentive distribution rights in exchange for the issuance to a subsidiary of Teekay Corporation of 10.75 million newly-issued Teekay LNG common units. Following the completion of this transaction on May 11, 2020, Teekay Parent owns approximately 36 million common units of Teekay LNG and remains the sole owner of its general partner, which together represents an economic interest of approximately 42% in Teekay LNG.

On November 25, 2019, Teekay Tankers effected a one-for-eight reverse stock split of Teekay Tankers' Class A and Class B common shares, which reduced the number of issued and outstanding Class A and B common shares of Teekay Tankers as at December 31, 2019 from approximately 232.0 million and 37.0 million to approximately 29.0 million and 4.6 million, respectively.

In December 2018, Teekay LNG announced that its Board of Directors had authorized a common unit repurchase program for the repurchase of up to $100 million of Teekay LNG's common units. During the years ended December 31, 2020, December 31, 2019 and December 31, 2018, Teekay LNG repurchased 1.4 million, 1.9 million and 0.3 million of its common units for a total cost of $15.3 million, $25.2 million and $3.7 million, respectively, under its common unit repurchase program.